Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2023 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0 440 May 1, 2023 (Doc 1199 )

2 © 2023 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2023 Tonix Pharmaceuticals Holding Corp. Who We Are Tonix Pharmaceuticals is committed to improving population health by inventing and developing innovative therapies and vaccines, through broad in - house capabilities and creative collaborations , to help address important unmet needs. OUR MISSION Tonix strives to be a leader in providing novel drug therapies and vaccines to improve population health around the world. OUR VISION

4 © 2023 Tonix Pharmaceuticals Holding Corp. Investment Highlights DIVERSE PIPELINE Tonix’s c ore focus is on central nervous system disorders , but we also target unmet needs across multiple therapeutic areas including immunology, infectious disease and rare disease. STRATEGIC PARTNERSHIPS Partnering strategically with other biotech companies , world - class academic and non - profit research organizations to bring innovative therapeutics to market faster. IN - HOUSE CAPABILITIES Investment in domestic , in - house, R&D and manufacturing to accelerate development timelines and improve the ability to respond to pandemics. FINANCIAL POSITION Tonix had approximately $120 M in cash and cash equivalents as of 12/31/22. Tonix has no debt .

Pipeline: Key Clinical Programs

Candidates*	Indication	Status/Next Milestone
TNX-102 SL[1]	Fibromyalgia (FM) Long COVID (PASC[2])	Mid-Phase 3 - >50% enrolled Phase 2 enrollment complete
TNX-1300[3]	Cocaine Intoxication - *FDA Breakthrough Designation*	Mid-Phase 2, Targeted 3Q 2023 Start
TNX-1900[4]	Prevention of Chronic Migraine	Phase 2 - enrolling[5]
TNX-601 ER	Depression	Phase 2 - enrolling[6]
TNX-2900[7]	Prader-Willi Syndrome - *FDA Orphan Drug Designation*	Phase 2 ready
TNX-1500[8]	Organ Transplant Rejection/ Autoimmune Conditions	Phase 1, Targeted 3Q 2023 Start
TNX-801[9]	Smallpox and mpox vaccine	Phase 1, Targeted 2H 2023 Start

**All of Tonix's product candidates are investigational new drugs or biologics and none has been approved for any indication.*
[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) also has active INDs for Agitation in Alzheimer's Disease (AAD), Alcohol Use Disorder (AUD), and Posttraumatic Stress Disorder (PTSD). All indications are Phase 2 ready.
[2]Post-Acute Sequelae of COVID-19.
[3]TNX-1300 (double-mutant cocaine esterase) is licensed from Columbia University.
[4]Acquired from Trigemina; license agreement with Stanford University; Planned investigator-initiated Binge Eating Disorder (BED) study is expected start 2Q 2023.
[5]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900
[6] Phase 1 trial for formulation development was completed outside of the U.S.; Other potential indications include PTSD and neurocognitive dysfunction from steroids
[7]Co-exclusive license agreement with French National Institute of Health and Medical Research (Inserm)
[8]anti-CD40L humanized monoclonal antibody
[9]Live attenuated vaccine based on horsepox virus

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. CNS: KEY CANDIDATES

7 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Five Late - Stage CNS Programs to be in the Clinic by 1H 2023 1 Three studies Enrolling Now Active Studies • In Phase 3: ‒ TNX - 102 SL for fibromyalgia (>50% enrolled) Potential Pivotal Study • In Phase 2: ‒ TNX - 102 SL for fibromyalgia - type Long COVID (enrollment complete) ‒ TNX - 1900 for migraine headache (new mechanism for US patients) ‒ TNX - 601 ER for major depressive disorder (new mechanism for US patients) Potential Pivotal Study Entering Phase 2 • In 3Q 2023: ‒ TNX - 1300 for cocaine intoxication (FDA Breakthrough Therapy Designation) Potential Pivotal Study 1 Not approved for any indication

TNX-102 SL*

Cyclobenzaprine (Protectic®) Pipeline in a Product

A unique, sublingual formulation of cyclobenzaprine designed to optimize delivery and absorption

Potent binding and antagonist activities at the serotonergic-5-HT2A, adrenergic-α1, histaminergic-H1, and muscarinic-M1 cholinergic receptors to facilitate restorative sleep

Innovative and proprietary PROTECTIC® Rapid drug exposure following nighttime administration

Differentiators:

Relative to Oral Cyclobenzaprine
- Lower daytime exposure
- Avoids first-pass metabolism
- Reduces risk of pharmacological interference from major metabolite

Relative to Standard of Care
- Potential for better tolerability while maintaining efficacy

Patents Issued

Fibromyalgia

Status: Mid-Phase 3
- One positive Phase 3 study (RELIEF) completed
- Second Phase 3 study (RALLY) missed primary endpoint
- Confirmatory Phase 3 study (RESILIENT) is currently enrolling
  - >50% enrolled

Next Steps: Topline results expected 4Q 2023

Fibromyalgia-Type Long COVID

Status: Phase 2
- Phase 2 study (PREVAIL) has completed enrollment of 60 patients

Next Steps: Topline results expected 3Q 2023

*TNX-102 SL has not been approved for any indication.

© 2023 Tonix Pharmaceuticals Holding Corp.

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CNS PORTFOLIO

TNX-102 SL*: Fibromyalgia
Cyclobenzaprine Protectic® Sublingual Tablets

PROFILE

Fibromyalgia (FM) is a chronic pain disorder resulting from amplified sensory and pain signaling within the CNS

- Afflicts an estimated 6-12 million adults in the U.S., approximately 90% of whom are women[1]
- Symptoms include chronic widespread pain, nonrestorative sleep, fatigue, and cognitive dysfunction
- Patients struggle with daily activities, have impaired quality of life, and frequently are disabled
- Physicians and patients report common dissatisfaction with currently marketed products


20
CHECK
mph

When the check engine light malfunctions, the light is on even though the car is not malfunctioning

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Fibromyalgia

Additional Indications: Long COVID, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

Status: One Positive Phase 3 study RELIEF completed[2]

Second Phase 3 study RALLY missed primary endpoint

Confirmatory Phase 3 study RESILIENT is currently enrolling

Next Steps: Topline results expected 4Q 2023

*TNX-102 SL has not been approved for any indication.

[1]American Chronic Pain Association (www.theacpa.org, 2019)
[2]Lederman et al., (2023) *Arthritis Care & Research* "Efficacy and Safety of TNX-102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia: Results From the RELIEF Trial", in press

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

TNX-102 SL (Sublingual Cyclobenzaprine HCl tablets*)

Proprietary cyclobenzaprine HCl eutectic mixture stabilizes sublingual tablet formulation


Cyclobenzaprine-HCl
(CBP-HCl)
Mannitol (inactive)
Protectic™
Eutectic formulation[1]
ANGSTRO-TECHNOLOGY™
Base particle (K_2HPO_4)
Base particle (K_2HPO_4)
Base particle (K_2HPO_4)
Cyclobenzaprine free base
Pure CBP-HCl interacts with base and tablet disintegrates
Eutectic formulation protects CBP-HCl from base and makes stable tablet with rapid absorption properties

[1]U.S. Patent issued May 2, 2017

© 2023 Tonix Pharmaceuticals Holding Corp.

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11 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL Sublingual Administration* Transmucosal absorption a voids first pass hepatic metabolism * U.S. Patent issued May 2, 2017 Swallowed Oral Dose Sublingual Oral Dose

TNX-102 SL: Phase 3 RESILIENT Study Design

RESILIENT Study

CNS PORTFOLIO

General study characteristics:

- Randomized, double-blind, placebo-controlled study in fibromyalgia
- U.S. sites only, expected to enroll approximately 470 patients

Primary Endpoint:

- Daily diary pain severity score change from baseline to Week 14 (TNX-102 SL vs. placebo)
  - Weekly averages of the daily numerical rating scale scores

TNX-102 SL once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets)*

Placebo once-daily at bedtime

14 weeks

*Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

ClinicalTrials.gov Identifier: NCT05273749
A Phase 3 Study to Evaluate the Efficacy and Safety of TNX-102 SL Taken Daily in Patients With Fibromyalgia (RESILIENT)

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© 2023 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL*: Fibromyalgia-Type Long COVID (PASC)
Cyclobenzaprine Protectic® Sublingual Tablets

CNS PORTFOLIO

PROFILE

- Occurs in approximately 13% of recovered COVID-19 patients[1]
- As many as 40% of Long COVID patients experience multi-site pain, a hallmark of fibromyalgia[2,3]
- Symptoms of Long COVID, like multi-site pain, fatigue and insomnia, are the hallmarks of chronic pain syndromes like fibromyalgia and myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS)
- In August 2022, the HHS released the National Research Action Plan on Long COVID[4] which endorses the connection between Long COVID and chronic fatigue syndrome

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Fibromyalgia-Type Long COVID (PASC)

Additional Indications: Fibromyalgia, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

Status: Phase 2 study PREVAIL has completed enrollment of 60 patients

Next Steps: Topline results expected 3Q 2023

*TNX-102 SL has not been approved for any indication.

[1]September 1, 2022- CDC - https://www.cdc.gov/coronavirus/2019-ncov/long-term-effects/index.html
[2]Harris, H, et al. Tonix data on file. 2022
[3]TriNetX Analytics
[4]Department of Health and Human Services, Office of the Assistant Secretary for Health. 2022. National Research Action Plan on Long COVID.

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

Fibromyalgia-Type Long COVID

- Long COVID is a heterogeneous condition that displays elements of nociplastic pain in many individuals, who experience otherwise unexplained symptoms[1-2]


Multisite pain
Memory issues
Fatigue
Sleep disturbances


Nociceptive pain
Nociplastic pain
Central and Peripheral Sensitization
Neuropathic pain

Symptoms (multi-site pain, fatigue, sleep disorders and cognitive dysfunction) overlap with the key symptoms of fibromyalgia

Nociplastic pain[3]: (*new term for "Central and Peripheral Sensitization"*) Pain that arises from altered nociception despite no clear evidence of tissue damage, or for disease or lesion of the somatosensory system causing the pain

[1]Bierle et al., 2021. *J Prim Care Community Health*. 12:21501327211030826
[2]Moghimi et al., 2021. *Curr Neurol Neurosci Rep*. 21(9):44
[3]Trouvin et al., 2019. *Best Pract Res Clin Rheumatol*. 33(3):101415

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CNS PORTFOLIO

TNX-102 SL: Phase 2 PREVAIL Study Design

PREVAIL Study

Study characteristics:

- Randomized, double-blind, placebo-controlled study of TNX-102 SL in fibromyalgia-type Long COVID
- U.S. sites only, has enrolled approximately 60 patients

Primary Endpoint:

- Daily diary pain severity score change from baseline to Week 14 (TNX-102 SL vs. placebo)
  - Weekly averages of the daily numerical rating scale scores

TNX-102 SL once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets)*

Placebo once-daily at bedtime

14 weeks

*Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

ClinicalTrials.gov Identifier: NCT05472090
"A Phase 2 Study to Evaluate the Efficacy and Safety of TNX-102 SL in Patients With Multi-Site Pain Associated With Post-Acute Sequelae of SARS-CoV-2 Infection (PREVAIL)"

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© 2023 Tonix Pharmaceuticals Holding Corp.

TNX-601 ER*: Depression
Tianeptine Hemioxalate Extended-Release Tablets (39.4 mg)

CNS PORTFOLIO

PROFILE

- A novel, oral, extended-release once-daily tablet
- Treatment effect of tianeptine sodium immediate release *t.i.d.* in depression is well-established
- Tianeptine restores neuroplasticity in animal models
- Indirectly modulates the glutamatergic system
- Does not interact with AMPA, NMDA or kainate receptors[1]

Differentiators:

Relative to tianeptine IR available ex-US:

- Once daily dosing

Relative to traditional antidepressants:

- Unique mechanism of action – beyond neurotransmitter modulation
- Tianeptine sodium IR has similar efficacy but fewer side effects than traditional antidepressants

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Major Depressive Disorder (MDD)

Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer's Disease[2]

Status: Phase 2 MDD study UPLIFT is currently enrolling

Next Steps: Interim analysis results on first 50% of sample expected 4Q 2023

*TNX-601 ER has not been approved for any indication.

[1]AMPA=α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; NMDA=N-methyl-D-aspartate

[2]García-Alberca et al., 2022. *J Alzheimers Dis.* 88(2):707-720

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© 2023 Tonix Pharmaceuticals Holding Corp.

TNX-601 ER - Phase 2 UPLIFT* Study Design

UPLIFT Study

CNS PORTFOLIO

General study characteristics:

- Randomized, double-blind, placebo-controlled study in Major Depressive Disorder to evaluate monotherapy with TNX-601 ER versus placebo
- Parallel design with two arms – treatment with tianeptine hemioxalate 39.4 mg or placebo
- ~30 U.S. sites only, expected to enroll approximately 300 patients
- One unblinded interim analysis based on 50% of randomized participants expected 4Q'23

Primary Endpoint:

- Mean change from baseline in the Montgomery-Åsberg Depression Rating Scale (MADRS) total score at Week 6


Double-Blind Treatment Phase (6 weeks)
Week 0
Week 2
Week 4
Week 6
Study Population
✓ Confirmed Dx of MDD in MDE ≥ 3 months
✓ MADRS ≥ 28 at Screening & ≥ 25 at Baseline
7-35 day Screening Phase
N = 300
1:1 randomization
N = 150
N = 150
TNX-601 ER
(Tianeptine Hemioxalate 39.4 mg Extended-Release Tablets)
PLACEBO
2 week Safety F/U

*ClinicalTrials.gov Identifier: NCT05686408

Abbreviations: Dx, diagnosis; ER, extended-release; F/U, follow-up; MDD, major depressive disorder; MDE, major depressive episode; N, number

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© 2023 Tonix Pharmaceuticals Holding Corp.

TNX-1900*: Migraine
Intranasal Potentiated Oxytocin (OT) with Magnesium

CNS PORTFOLIO

PROFILE

- Intranasal OT has potential utility in treating migraine[1]
- Magnesium is known to potentiate the binding of OT to its receptor[2,3]
- One billion individuals worldwide suffer from migraines

Differentiator: Novel non-CGRP antagonist approach to treatment


Oxytocin
Mg^{2+}
Oxytocin receptor

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Chronic Migraine

Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder

Status: Phase 2 study PREVENTION is currently enrolling[4]

Next Steps: Topline results expected 4Q 2023

Investigator initiated Phase 2 trial in obesity-associated binge eating disorder 2Q 2023

*TNX-1900 has not been approved for any indication. CGRP = calcitonin gene-related peptide.

[1]Tzabazis et al., 2017. *Headache.* 57 Suppl 2:64-75
[2]Antoni et al., 1989. *Biochem J.* 257(2):611-4
[3]Meyerowitz et al., 2022. *Nat Struct Mol Biol.* (3):274-281
[4]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

© 2023 Tonix Pharmaceuticals Holding Corp.

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TNX-1900: Phase 2 PREVENTION Study Design

PREVENTION Study

CNS PORTFOLIO

General study characteristics:

- Randomized, double-blind, placebo-controlled study (three arms– two treatment regimens and one placebo) in chronic migraine
- U.S. sites only, expected to enroll approximately 150 patients
- Topline results expected 4Q'23

Primary Endpoint:

- Mean change in the number of migraine headache days between the 28-day Run-In phase and the last 28-days of the Treatment phase (TNX-1900 vs. placebo)



Subjects with Chronic Migraine
Arm A: N = 50
TNX-1900 30 IU QAM / Placebo QPM
Arm B: N = 50
TNX-1900 30 IU QAM / TNX-1900 30 IU QPM
Arm C: N = 50
Placebo QAM / Placebo QPM
Visit 1
Screening
Visit 2
Randomization
Visit 3
Visit 4
Visit 5/
ET
Visit 6
Safety Follow-up
Entry Criteria 0-21 days
28-day Run-In Baseline
84-day Double-Blind Treatment
Week -4
Week 0
Week 4
Week 8
Week 12

ClinicalTrials.gov Identifier: NCT05679908
A Study to Evaluate the Efficacy and Safety of TNX-1900 in Patients With Chronic Migraine (PREVENTION)

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© 2023 Tonix Pharmaceuticals Holding Corp.

TNX-1300*: Cocaine Intoxication
Cocaine Esterase (CocE)

CNS PORTFOLIO

PROFILE

Cocaine is the main cause for drug-related ED visits[1]

CocE is a recombinant protein that degrades cocaine in the bloodstream

- Rapidly reverses physiologic effects of cocaine
- Drops plasma exposure by 90% in 2 minutes

Differentiators: Rapidly metabolizes cocaine in the bloodstream; no other product currently on the market for this indication



CocE
Cocaine

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Cocaine Intoxication

Status: Mid-Phase 2

Next Steps: Initiate new Phase 2 trial 3Q 2023

- Single-blind, placebo (+ usual care) controlled, randomized, potentially pivotal study
- Expected to enroll approximately 60 emergency department patients at sites in the US

FDA Breakthrough Therapy Designation

Awarded Cooperative Agreement Grant from National Institute on Drug Abuse (NIDA)

[1]Havakuk et al., 2017. *J Am Coll Cardiol.* 70:101-113

ED = emergency department.

*TNX-1300 has not been approved for any indication.

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. RARE DISEASE: KEY CANDIDATES

TNX-2900*: Hyperphagia in Prader-Willi Syndrome
Intranasal Potentiated Oxytocin (OT) with Magnesium

RARE DISEASE PORTFOLIO

PROFILE

Prader-Willi Syndrome is the most common genetic cause of life-threatening childhood obesity

- Rare disease occurring in 1 in 10,000 to 1 in 30,000 births

Differentiator: No approved therapeutic currently on the market for hyperphagia in PWS

Dangers of PWS Hyperphagia:

Unhealthy behaviors around food[1-4] → Consequences such as obesity, type 2 diabetes, cardiovascular disease[1-5] → Caretaker Burden[1-4]:

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Hyperphagia in Prader-Willi Syndrome

Additional Indications: Rare Hyperphagia Conditions

Status: Phase 2 ready

Next Steps: IND submission

FDA Orphan Drug Designation

*TNX-2900 is in the pre-IND stage of development and has not been approved for any indication.

[1]Miller et al., 2011. *Am J Med Genet A*. 155A(5):1040-1049
[2]Butler et al., 2017. *Genet Med*. 19(6):635-642
[3]Butler MG. NORD. Updated 2018. Accessed May 25, 2022. https://rarediseases.org/rare-diseases/prader-willi-syndrome/
[4]Prader-Willi Syndrome Association USA. Accessed May 25, 2022. https://www.pwsausa.org/what-is-prader-willi-syndrome/
[5]Muscogiuri et al., 2021. *J Endocrinol Invest*. 44(10):2057-2070

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

TNX-1500*

Next Generation α-CD40 Ligand (CD40L) Antibody

The CD40-CD40L pathway is a pivotal immune system modulator and a well-established and promising treatment target

Differentiators: Expected to deliver efficacy without compromising safety

First Generation: Development halted due to thromboembolic (TE) complications—blood clots—traced to Fc gamma receptor (FcγR)

Second Generation: Eliminated the FcγR TE complication but potency and half life was reduced, limiting utility

Third Generation (TNX-1500): Re-engineered to better modulate the binding of FcγR.

Prevention of Allograft Rejection

Status: Phase 1 ready

- Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

Next Steps: Initiate Phase 1 study 3Q 2023

Autoimmune Diseases

Status: Potential future indications include:

Sjögren's Syndrome, Systemic Lupus Erythematosus

- These indications require large studies, but represent large target markets

SELECTIVELY MODIFIED anti-CD40L AB



Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

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*TNX-1500 has not been approved for any indication. Patents filed.

© 2023 Tonix Pharmaceuticals Holding Corp.

Third-Generation α-CD40L
Engineered to Decrease Risk of Thrombosis

IMMUNOLOGY PORTFOLIO

First-generation anti-CD40L mAbs



Ruplizumab

Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis.[1,2]

Second-generation anti-CD40L proteins



Aglycosyl Ruplizumab | *Dapirolizumab* | *Letolizumab* | *Dazodalibep*

Second-generation anti-CD40L proteins exhibited dramatically reduced binding to FcγRIIA[3-6] but had other issues, including decreased efficacy, shortened half-life, or engendering of anti-drug antibodies (ADAs).[7-9]

Third-generation anti-CD40L mAbs*



TNX-1500

TNX-1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis.[1-9]

*Sanofi's frexalimab (formerly SAR441344) and Eledon's tegoprubart (formerly AT-1501) also are Fc modified

[1]Inwald et al., 2003. *Circ Res.* 92(9):1041-1048
[2]Robles-Carrillo et al., 2010. *J Immunol.* 185(3):1577-1583
[3]Shock et al., 2015. *Arthritis Res Ther.* 17(1):234
[4]Xie et al., 2014. *J Immunol.* 192(9):4083-4092
[5]Ferrant et al., 2004. *Int Immunol.* 16(11):1583-1594
[6]Karnell et al., 2019. *Sci Transl Med.* 11(489):eaar6584
[7]ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show/results/NCT02273960?view=results
[8]Waters, 2018. *Biocentury.*
[9]Company data

© 2023 Tonix Pharmaceuticals Holding Corp.

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Other anti-CD40L Monoclonal Antibodies in Development

IMMUNOLOGY PORTFOLIO

UCB (Co-developed with Biogen) – Systemic Lupus Erythematosus (SLE)
- Phase 3 Trial Currently Enrolling (NCT04294667)
  - Topline results expected 1H 2024[1]
- Dapirolizumab pegol (pegylated Fab)

Horizon (being acquired by Amgen) – Sjögren's Syndrome (SjS)
- Two Positive Phase 2 studies reported[2,3]
- Dazodalibep (tn03 fusion protein)

Sanofi – Sjögren's Syndrome (SjS), Multiple Sclerosis (MS), Systemic Lupus Erythematosus (SLE)
- Phase 2 Trial Currently Enrolling in SjS (NCT04572841) and SLE (NCT05039840)
- Active Phase 2 Trial in Relapsing MS (NCT04879628)
- SAR441344 (Fc-modified)

Eledon – Amyotrophic Lateral Sclerosis (ALS) and Kidney Transplant
- Phase 2 Trial Completed in ALS (NCT04322149)
- Phase 1/2 Trial Currently Enrolling in Kidney Transplant (NCT05027906)
- Tegoprubart, f.k.a. AT-1501 (Fc-modified)

Lundbeck and AprilBio – Neurology
- Phase 1 Trial Currently Enrolling in Healthy Adults (NCT05136053)
- APB-A1 or Lu AG22515 (HAS fusion protein)

[1]https://www.ucb.com/our-science/pipeline
[2]https://ir.horizontherapeutics.com/news-releases/news-release-details/horizon-therapeutics-plc-announces-phase-2-trial-evaluating
[3]https://ir.horizontherapeutics.com/news-releases/news-release-details/horizon-therapeutics-plc-announces-phase-2-trial-evaluating-0

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

TNX-801*

Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology

Differentiators:

- **Live virus vaccines are the most established vaccine technology**
  - Starting with Edward Jenner's smallpox vaccine, the first vaccine, which eradicated smallpox
  - Prevents forward transmission
  - Effective in eliciting durable or long-term immunity
- **Economical to manufacture at scale**
  - Low dose because replication amplifies dose in vivo
  - Single shot administration
- **Standard refrigeration required for shipping and storage**

*TNX-801 is in the pre-IND stage of development and has not been approved for any indication. Patents filed.

[1]Noyce et al., 2018. *PLoS One*. 13(1):e0188453.

Mpox and Smallpox Vaccine

Status: Preclinical

- TNX-801 is a cloned version of horsepox[1] (without any insert) purified from cell culture

Next Steps: Initiate Phase 1 Trial 2H 2023

Vaccine for Future Emerging Infectious Diseases

Example: TNX-1850 for COVID-19

Status: Model System

TNX-801*
scHPXV (Horsepox)
212,811 bp



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© 2023 Tonix Pharmaceuticals Holding Corp.

29 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Vaccine Platform: Recombinant Pox Vaccine (RPV) Technology for Emerging Infectious Diseases and Oncolytics Mpox and Smallpox Future Pandemics & New Infectious Diseases COVID - 19 Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, 2017. N Engl J Med 377:1491 - 1492 2 Esparza, 2020. Vaccine . 38(30): 4773 – 4779 3 Brinkmann, 2020. Genome Biol . 21: 286

INFECTIOUS DISEASE PORTFOLIO

Internal Development & Manufacturing Capabilities

R&D Center (RDC) – Frederick, MD

- **Functions:**
  - Accelerated development of vaccines and antiviral drugs against COVID-19, its variants and other infectious diseases
  - Research advancing CNS and immunology drugs
- **Description:** ~48,000 square feet, BSL-2 with some areas designated BSL-3
- **Status:** Operational



Advanced Development Center (ADC) – North Dartmouth, MA

- **Function:** Development and clinical scale manufacturing of biologics
- **Description:** ~45,000 square feet, BSL-2
- **Status:** Operational


TONIX

Commercial Manufacturing Center (CMC) – Hamilton, MT

- **Function**: Phase 3 and Commercial scale manufacturing of biologics
- **Description:** ~44-acre green field site, planned BSL-2
- **Status:** Planning for site enabling work in 2023



Architectural Rendering

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© 2023 Tonix Pharmaceuticals Holding Corp.

© 2023 Tonix Pharmaceuticals Holding Corp. PRECLINICAL PIPELINE

Pipeline: Key Pre-Clinical Programs

Candidates*	Indication	Status/Next Milestone
TNX-1600[1]	Depression, PTSD and ADHD	Preclinical
TNX-1700[2]	Gastric and colorectal cancers	Preclinical
TNX-1850[3]	COVID-19 (horsepox-based live virus vaccine platform)	Preclinical
TNX-2300[4]	COVID-19 (bovine parainfluenza virus-based live virus vaccine)	Preclinical
TNX-3700[5]	COVID-19 (zinc nanoparticle mRNA technology)	Preclinical
TNX-3900	Filoviruses (broad spectrum antiviral)	Preclinical
TNX-4000	Filoviruses (broad spectrum antiviral)	Preclinical

[1]Acquired from TRImaran Pharma; license agreement with Wayne State University
[2]Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University
[3]Live attenuated vaccine based on horsepox virus vector, expressed SARS-CoV-2 spike protein. TNX-1850 is based on the BA.2 variant spike protein.
[4]Live attenuated vaccine based on bovine parainfluenza (BPI) virus
[5]COVID vaccine based on mRNA in zinc nanoparticle (ZNP) formulation with CD40L molecular trigger

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TNX-1700*: Gastric and Colorectal Cancers
Recombinant Trefoil Factor 2 (rTFF2-HSA) Fusion Protein

IMMUNOLOGY PORTFOLIO

Potential New Cancer Treatment

- TNX-1700 (rTFF2-HSA) has effects on cancer by altering the tumor micro-environment
- Mechanism of action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells
- Potential synergy with anti-PD1 or anti-PD-L1 monoclonal antibodies (mAbs)

Preclinical Evidence for Inhibiting Growth of Cancer Cells

- In an MC38 mouse model of colorectal cancer, mTNX-1700 (murine TNX-1700) alone inhibited tumor growth by 50%, and combination therapy with anti-PD1 inhibited tumor growth by 87%[1]
- In an advanced mouse model of gastric cancer, mTNX-1700 combination therapy with anti-PD1 inhibited tumor growth by 78%[2]
- Mechanistically, the combination therapy reduced intratumoral MDSCs, profoundly increased tumor-infiltrating CD8+ T cells, and significantly reduced spontaneous metastasis[2]

Patents Filed

Market Entry: Immuno-oncology, combination therapy with PD1 blockers for gastric and colorectal cancer

Status: Preclinical

Next Steps: Animal studies ongoing

Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

Licensed from Columbia University

- Developing in partnership under sponsored research agreement

*TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.

[1]Daugherty, 2023. AACR Annual Meeting. https://www.tonixpharma.com/wp-content/uploads/2023/04/MDSC-Targeted-mTFF2-MSA-mTNX-1700-Suppresses-Tumor-Growth-and-Increases-Survival-in-Anti-PD-1-Treated-MC38-and-CT26.wt-Murine-Colorectal-Cancer-Models.pdf
[2]Qian, 2023. AACR Annual Meeting. https://www.tonixpharma.com/wp-content/uploads/2023/04/MDSC-targeted-TFF2-MSA-synergizes-with-PD-1-blockade-therapy-in-advanced-gastric-cancer-models.pdf

© 2023 Tonix Pharmaceuticals Holding Corp.

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Preclinical Infectious Disease Therapeutics in Development

INFECTIOUS DISEASE PORTFOLIO

TNX-2300*: Live Virus Vaccine Based on Bovine Parainfluenza (BPI) Virus

Market Entry: COVID-19 Vaccine

Status: Preclinical

Next Steps: Animal studies with Kansas State University (KSU) to test the effect of co-expression of CD40-ligand to stimulate T cell immunity

TNX-3700*: Zinc Nanoparticle (ZNP) Formulation for mRNA Vaccines

Market Entry: Booster for COVID-19 Vaccines

Status: Preclinical

Next Steps: Research at KSU on CoV-2 spike based vaccine in tissue culture and animals; initiate animal studies in 1H 2023

TNX-3900*: Host-Directed Broad-Spectrum Antiviral

Market Entry: Coronaviruses and Filoviruses

Status: Preclinical

Next Steps: Further in-house development

TNX-4000*: Direct-Acting Broad-Spectrum Antiviral

Market Entry: Coronaviruses, Retroviruses, and Filoviruses

Status: Preclinical

Next Steps: Further in-house development

*TNX-2300, TNX-3700, TNX-3900 and TNX-4000 are in the pre-IND stage of development and have not been approved for any indication.

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© 2023 Tonix Pharmaceuticals Holding Corp.

© 2023 Tonix Pharmaceuticals Holding Corp. TONIX TEAM, NETWORK AND FUTURE OUTLOOK

36 © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 3700 : COVID - 19 VACCINE (ZINC NANOPARTICLE mRNA TECHNOLOGY ) TNX - 2300 : BOVINE PARAINFLUEZNA VIRUS

37 © 2023 Tonix Pharmaceuticals Holding Corp. Management Team Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

38 © 2023 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming Expected Clinical Trial Initiations □ 3 rd Quarter 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 3 rd Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 2 nd Half 2023 Phase 1 study start of TNX - 801 for prevention of mpox and smallpox □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of fibromyalgia - type Long COVID □ 1 st Quarter 2023 Phase 2 PREVENTION study start of TNX - 1900 for the treatment of migraine □ 1st Quarter 2023 Phase 2 UPLIFT study start of TNX - 601 ER for major depressive disorder x x Expected Data □ 3 rd Quarter 2023 Topline results of Phase 2 PREVAIL study of TNX - 102 SL for fibromyalgia - type Long COVID □ 4 th Quarter 2023 Topline results of Phase 2 PREVENTION study of TNX - 1900 for chronic migraine □ 4 th Quarter 2023 Interim Analysis results of Phase 2 UPLIFT study of TNX - 601 ER for major depressive disorder □ 4 th Quarter 2023 Topline results of Phase 3 RESILIENT study of TNX - 102 SL for fibromyalgia x x

© 2023 Tonix Pharmaceuticals Holding Corp. THANK YOU